Rule 497(d)

                                   FT 9004
               Energy Select Portfolio, Series 77 (the "Trust")


                          Supplement to the Prospectus

      Notwithstanding anything to the contrary in the Prospectus, in order to comply with Executive Order 13959 regarding securities investments that finance Communist Chinese Military Companies (the "Executive Order"), all shares of CNOOC Limited (ADR) (ticker: CEO) have been removed from the Trust.

January 8, 2021